CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Quarterly Report of Mediscience Technology Corp., (the "Company") on Form 10-QSB for the period ended August 31, 2003 (the "Report"), I, Michael Engelhart, President and Chief Operating Officer of the Company, hereby certify that to my knowledge:

          (1) The Report fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Michael Engelhart
                                           -------------------------------------
                                           Michael Engelhart
Date: October 15, 2003                     President and Chief Operating Officer